UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2024

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)

1425 Ohlendorf Road Osceola, AR	72370
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 28, 2024, the Board of Directors (the “Board”) of Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), appointed Brock J. Pierce as a Class II director to the Board, with a term expiring at the Company’s annual meeting of stockholders in 2025. Mr. Pierce’s appointment filled an existing vacancy in the Class II directors. The Board has not yet appointed Mr. Pierce to any committees of the Board.

Mr. Pierce is a crypto entrepreneur, futurist, and philanthropist with an extensive track record of founding, advising and investing in disruptive businesses. Mr. Pierce has served as Chairman of Bitcoin Foundation since June 2014 and Chairman of Integro Foundation since December 2017. He is the co-founder of Block.one, Blockchain Capital, Tether, Mastercoin, and Lighthouse NFT Smart Gallery, the first physical NFT smart gallery. Mr. Pierce has served as General Partner of SpaceFund since August 2021, Managing Member of Percival Services LLC since January 2019, and Managing Partner of Unicorn Ventures since January 2016. He has also served as a director of Bit Digital, Inc. (Nasdaq: BTBT) since May 2021. Mr. Pierce has co-founded, advised, and funded over 100 companies, primarily focused on technological innovation and blockchain technologies. In evaluating Mr. Pierce’s specific experience, attributes and skills in connection with his appointment as a director of the Company, the Board considered his capital-raising experience, extensive network, and public company board experience.

Mr. Pierce will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 26, 2023. Mr. Pierce will receive a prorated portion of the annual cash retainer for his service during the remainder of 2024.

There are no arrangements or understandings between Mr. Pierce, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Pierce was selected as a director of the Company. Mr. Pierce has no family relationships with any of the Company’s directors or executive officers. Mr. Pierce has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

A copy of the press release announcing the appointment of Brock J. Pierce as a Class II director to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: September 4, 2024	By:	/s/ Franklin Lim
Franklin Lim
Chief Financial Officer